                                                                    EXHIBIT 10.1


                         WATCHGUARD TECHNOLOGIES, INC.

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made as of the 4th
                                               ---------
day of October, 2000, by and among WatchGuard Technologies, Inc., a Delaware corporation ("WatchGuard"), and each of the stockholders of Qiave Technologies
              ----------
Corporation, a Massachusetts corporation (the "Company"), listed on Exhibit A to
                                               -------
this Agreement (collectively, the "Stockholders").
                                   ------------

                                   RECITALS

     A. WatchGuard, Logan Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of WatchGuard ("Merger Sub"), the Company, and certain
                                        ----------
common stockholders of the Company have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated October 4, 2000, pursuant to which Merger
             ----------------
Sub will be merged with and into the Company, with the Company as the surviving corporation (the "Merger"), and the Stockholders will receive shares of common
                  ------
stock, par value $0.001 per share, of WatchGuard (the "WatchGuard Common Stock")
                                                       -----------------------
in exchange for their shares of the outstanding common stock and Series A preferred stock of the Company.

     B. As a condition to the Merger, WatchGuard must enter into this Agreement with the Stockholders to provide certain rights to register the shares of WatchGuard Common Stock to be received by the Stockholders in the Merger.

     C. WatchGuard, the Company and the Stockholders each desire to facilitate the Merger by agreeing to the terms and conditions set forth in this Agreement.

                                   AGREEMENT

     The parties to this Agreement hereby covenant and agree as follows:

1.   DEFINITIONS

     For purposes of this Agreement:

     1.1 The term "Registrable Securities" means the shares of WatchGuard
                   ----------------------
Common Stock issued to the Stockholders in the Merger (and any other shares of WatchGuard Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares); provided, however,
                                                           --------  -------
that the foregoing definition shall exclude any Registrable Securities sold by a person or entity in a transaction in which his, her or its rights under this Agreement are not permissibly assigned or transferred in accordance with Section 3 of this Agreement.

     1.2 The term "Holder" means (a) as of the date of this Agreement, the
                   -----
Stockholders and (b) after the date of this Agreement, any person to whom Registrable Securities have been permissibly assigned or transferred in accordance with Section 3 of this Agreement.

     1.3 The term "Form S-3" means such form of registration statement under
                   --------
the Securities Act of 1933, as amended (the "Securities Act"), or any successor
                                             --------------
form under the Securities Act that permits significant incorporation by reference of WatchGuard's public filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
                       ------------

2.   FORM S-3 REGISTRATION

     2.1  Shelf Registration.
          ------------------

          (a) No later than 60 days after the closing date of the Merger (the "Closing Date"), WatchGuard shall prepare and file with the Securities and
 ------------
Exchange Commission (the "SEC") a registration statement on Form S-3 (the
                          ---
"Registration Statement") registering for resale the Registrable Securities,
 ----------------------
which sales may be effected from time to time on the Nasdaq National Market or in privately negotiated transactions. WatchGuard shall use its commercially reasonable best efforts to (i) cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing and (ii) cause the Registration Statement to remain effective until the earlier of (A) one year after the Closing Date and (B) the date on which all of the Registrable Securities covered by the Registration Statement have been sold (the "Selling
                                                                      -------
Period").
------

          (b) WatchGuard shall not be obligated to effect any such registration pursuant to this Section 2.1:

               (i)  if Form S-3 is not available for such registration;

               (ii) if WatchGuard shall furnish to the Holders a
certificate signed by the president, chief executive officer or chief financial officer of WatchGuard stating that: (A) in the good-faith judgment of WatchGuard's board of directors, effectuating a registration on Form S-3 at such time would be detrimental to WatchGuard and its stockholders or (B) that there exists a Disclosure Condition (as defined below), in which event WatchGuard shall have the right to defer the filing of the Form S-3 until the filing would no longer be detrimental or until disclosure is made, but in not event later than 90 days after the date of such certificate; provided, however, that
                                                 --------  -------
WatchGuard may not so delay the filing if WatchGuard is at that time publicly selling shares of its capital stock; and provided further that the Selling
                                         -------- -------
Period shall be extended by the number of days by which the initial filing of the Registration Statement was so delayed.

     2.2  Obligations of WatchGuard.
          -------------------------

     In effecting the registration of the Registrable Securities under Section 2.1, WatchGuard shall use its commercially reasonable best efforts to:

          (a) during the Selling Period, prepare (and afford counsel for the Holders a reasonable opportunity to review and comment on) and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement (the "Prospectus") as may be
                                                         ----------
necessary to comply with the provisions
of the Securities Act and applicable state securities laws with respect to the disposition of all Registrable Securities covered by the Registration Statement;

          (b) during the Selling Period, furnish to each of the Holders such numbers of copies of the Prospectus, including the preliminary Prospectus, and such other documents as the Holders may reasonably request to facilitate the disposition of the Registrable Securities covered by the Registration Statement;

          (c) register and qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such states or jurisdictions as shall be reasonably requested by the Holders; provided,
                                                               --------
however, that WatchGuard shall not be required, in connection with or as a
-------
condition to such registration and qualification, to qualify to do business or to file a general consent to service of process in any such states or jurisdictions ;

          (d) cause all such Registrable Securities covered by the Registration Statement to be listed on the Nasdaq National Market or such other securities exchange on which WatchGuard Common Stock is then listed; and

          (e) during the period in which the Prospectus is required to be delivered under the Securities Act, promptly notify each Holder of Registrable Securities covered by the Registration Statement in the event there exists material nonpublic information that must be disclosed so that the Prospectus, as then in effect, does not include an untrue statement of a material fact or omit to state a material fact required to be stated in the Prospectus or necessary to make the statements in the Prospectus not misleading in light of the circumstances then existing (a "Disclosure Condition").
                                --------------------

     2.3  Suspension of Registration Statement.

          (a) If at any time, and from time to time, during the Selling Period WatchGuard shall furnish to the Holders a certificate signed by the president, chief executive officer or chief financial officer of WatchGuard stating that
(i) in the good-faith judgment of WatchGuard's board of directors, permitting the sale of WatchGuard Common Stock pursuant to the Registration Statement at such time would be detrimental to WatchGuard and its stockholders or (ii) there exists a Disclosure Condition, WatchGuard may require that no sales be made by the Holders under the Registration Statement or Prospectus until such time as the board of directors notifies the Holders in writing that such sales may be resumed; provided, however, that WatchGuard shall not exercise this right for
         --------  -------
more than 90 days in the aggregate; and provided further that WatchGuard may not
                                        -------- -------
so suspend the use of the Registration Statement during any time in which is publicly selling shares of its capital stock; and provided further that the
                                                  -------- -------
Selling Period shall be extended by the aggregate number of days for which the use of the Registration Statement is suspended.

          (b) If such suspension shall relate to a Disclosure Condition, then WatchGuard shall (i) make the required disclosure as soon as practicable after such notice to the Holders and (ii) if necessary, prepare and file as soon as reasonably practicable any amendment to the Registration Statement or supplement to the Prospectus or any Exchange Act filing as shall be required to correct such untrue statement or omission, notify the Holders of any such filing and furnish the Holders with a reasonable number of copies of any such amendment or supplement. WatchGuard may delay filing, preparing or distributing any such amendment or supplement, however, if WatchGuard's board of directors shall determine in good faith that amending the Registration Statement or supplementing the Prospectus at such time would be detrimental to WatchGuard and its stockholders; provided, however, that
                                                --------  -------
WatchGuard shall not exercise this right for more than 90 days in the aggregate; and provided further that WatchGuard may not so delay such amendment or
    -------- -------
supplement during any time in which WatchGuard is publicly selling shares of its capital stock; and provided further that the Selling Period shall be extended by
                   -------- -------
the aggregate number of days for which the amendment or supplement is delayed.

          (c) If a Holder receives notification from WatchGuard pursuant to subsection (a) of this Section 2.3 that the use of the Registration Statement or Prospectus shall be suspended, then such Holder shall: (i) keep the fact of such notification and its contents confidential and (ii) immediately suspend all sales of WatchGuard Common Stock and any use of the Registration Statement or Prospectus to which the notification applies, until such time as such Holder receives notification from WatchGuard that such sales may be made.

     2.4  Information With Respect to Holders.
          -----------------------------------

     WatchGuard shall not be required to take any action pursuant to this
Article 2 with respect to the Registrable Securities of any selling Holder unless such Holder shall furnish to WatchGuard such information as shall be required to effect the registration of such Holder's Registrable Securities, including information regarding such Holder, the Registrable Securities held by such Holder and such Holder's intended method of disposing of the Registrable Securities.

     2.5  Expenses of Registration.
          ------------------------

     WatchGuard shall pay all expenses of registration pursuant to this Agreement, including all registration, filing, qualification, printers' and accounting fees, and fees and disbursements of counsel for WatchGuard, but excluding any fees, commissions or discounts incurred by any selling Holder in connection with the sale of the Registrable Securities and the fees and disbursements of counsel for any selling Holder.

     2.6  Delay of Registration.
          ---------------------

     No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to interpreting or implementing this Agreement.

3.   ASSIGNMENT

     The Registrable Securities, and the registration rights granted under
Article 2, may be assigned (but only with all related obligations) by a Holder:

     (a) if such Holder is an entity, to such Holder's constituent partners or members or to any parent entity of such Holder; or

     (b) if such Holder is an individual, to such Holder's spouse, lineal descendants, parents or siblings (or trust for the benefit of one or more of such persons or a custodian of the property of any of the foregoing) during such Holder's lifetime by gift or upon such Holder's death by will or intestacy; or

     (c)  any transferee who acquires all of such Holder's Registrable
Securities.

Such transfer or assignment shall be effective only if (y) within a reasonable time after such transfer, the transferring or assigning Holder (or, in the case of clause (b), the representative of such Holder's estate) furnishes WatchGuard with written notice of the name and address of such transferee or assignee and the number of Registrable Securities with respect to which such registration rights are being assigned, and (z) immediately following such transfer, the transferee or assignee agrees in writing to take and hold the Registrable Securities in accordance with the restrictions, obligations and conditions specified in this Agreement.

4.   INDEMNIFICATION

     4.1  By WatchGuard.
          -------------

     To the extent permitted by law, WatchGuard shall indemnify and hold harmless each Holder, and any person who controls or is controlled by such Holder within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, or actions with respect to such losses, claims, damages or liabilities, to which such Holder or controlling or controlled person may become subject under the Securities Act, the Exchange Act or other federal or state law (any of these, a "Loss"), insofar as such Loss arises out of or is
                            ----
based on: (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus, including any preliminary Prospectus, final Prospectus or any amendment or supplement to the Registration Statement or Prospectus; (b) the omission or alleged omission to state in the Registration Statement or Prospectus a material fact required to be stated in the Registration Statement or Prospectus, or necessary to make the statements in the Registration Statement or Prospectus not misleading; or (c) any violation or alleged violation by WatchGuard of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law (any of
(a), (b) or (c), a "Violation"). WatchGuard will pay to each such Holder or
                    ---------
controlling or controlled person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss. Notwithstanding the foregoing, (i) the indemnification obligations of WatchGuard contained in this Section 4.1 shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of WatchGuard (which consent shall not be unreasonably withheld), (ii) WatchGuard shall not be liable to any Holder or controlling or controlled person for any Loss to the extent that such Loss arises out of or is based on written information furnished by any such Holder or controlling or controlled person expressly for use in connection with the Registration Statement or the Prospectus and (iii) WatchGuard shall not be liable to any Holder or controlling or controlled person for any Loss to the extent such Loss arises out of the failure of such Holder or controlling or controlled person to deliver a copy of any Prospectus or Prospectus supplement.

     4.2  By the Holders.
          --------------

     To the extent permitted by law, each selling Holder will indemnify and hold harmless WatchGuard, each of its directors, each of its officers who has signed the Registration Statement, each person or entity, if any, who controls or is controlled by WatchGuard within the meaning of the Securities Act, any other Holder selling securities in the Registration Statement and any controlling person of any such Holder, against any Losses to which any of the foregoing persons may become subject, to the extent that such Losses arise out of or are based on any Violation occurring (i) in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with the Registration Statement or the Prospectus or (ii) as a result of the failure of such Holder or controlling or controlled person to deliver a copy of any Prospectus or Prospectus supplement. Each such indemnifying Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person entitled to indemnification pursuant to this Section 4.2, in connection with investigating or defending any such Loss; provided, however, that the
                                          --------  -------
indemnification obligations of the Holders contained in this Section 4.2 shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further that in no event shall any
                            -------- -------
indemnification obligations of any Holder under this Section 4.2 exceed the aggregate proceeds received by such Holder in the offering, except in the case of willful fraud by such Holder.

     4.3  Procedure.
          ---------

          (a) Promptly after receipt by an indemnified party under this Article 4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim for indemnification with respect to such action is to be made against any indemnifying party under this
Article 4, deliver to the indemnifying party a written notice of the commencement of such action. The indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, to assume the defense of such action jointly with any other indemnifying party similarly noticed, with counsel mutually satisfactory to the indemnified and indemnifying parties; provided, however, that an indemnified party (together with all other
         --------  -------
indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure by an indemnified party to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, however, will not relieve the indemnifying party of any liability that it may have to the indemnified party under this Article 4 unless, and to the extent, such failure is prejudicial to the indemnifying party's ability to defend such action. No indemnifying party, in defending any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement, unless the claimant or plaintiff agrees to release the indemnified party from all liability with respect to such claim or litigation.

          (b) If the indemnification provided for in this Article 4 is held by a court of competent jurisdiction (and the time to appeal has expired or appeal is denied) to be unavailable to an indemnified party with respect to any Loss, then the indemnifying party, in lieu of indemnifying such indemnified party pursuant to this Article 4, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the Violation that resulted in such Loss as well as any other relevant equitable considerations; provided, however,
                                                             --------  -------
that in no event shall any contribution by a Holder under this Section 4.3(b) exceed the aggregate proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such Violation.

5.   MISCELLANEOUS

     5.1  Termination of Entire Agreement Upon Change of Control.
          ------------------------------------------------------

     This Agreement shall terminate, and have no further force and effect, in the event that WatchGuard shall sell, convey or otherwise dispose of all or substantially all of its assets or business or merge with or into or consolidate with any other corporation (other than a wholly owned subsidiary) or effect any other transaction or series of related transactions in which more than 50% of the voting power of WatchGuard is disposed of and WatchGuard is not the survivor; provided, however, that this Agreement shall not be terminated
          --------  -------
following a merger effected solely for the purpose of changing the domicile of WatchGuard.

     5.2  Successors and Assigns.
          ----------------------

     Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     5.3  Amendments and Waivers.
          ----------------------

     Any term of this Agreement may be amended or waived only with the written consent of WatchGuard and the Stockholder Representative (as defined in the Merger Agreement). Notwithstanding the foregoing, this Agreement may be amended by WatchGuard for the sole purpose of including additional holders of WatchGuard Common Stock as "Holders." Each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which it was given. Any amendment or waiver effected in accordance with this Section 5.3 shall be binding upon each party to this Agreement, whether or not such party has signed such amendment or waiver, each future holder of Registrable Securities and WatchGuard.

     5.4  Notices.
          -------

     Any notice, request or demand desired or required to be given under this Agreement shall be in writing given by personal delivery, confirmed facsimile transmission or overnight courier service, in each case addressed as set forth on the signature page of this Agreement or to such other address as any party shall have previously designated by such a notice. The effective date of any notice, request or demand shall be the date of personal delivery, the date on which successful facsimile transmission is confirmed or the date actually delivered by a reputable overnight courier service, as the case may be, in each case properly addressed as provided in this Section 6.4 and with all charges prepaid.

     5.5  Severability.
          ------------

     If any provision of this Agreement, or the application of such provision to any person, place or circumstance, shall be held to be invalid, unenforceable or void, all other provisions of this Agreement, and the invalidated provision as applied to other persons, places and circumstances, shall remain in full force and effect, and shall be liberally construed in order to carry out the intent of the parties to this Agreement as nearly as possible. Any court or arbitrator having jurisdiction shall have the power to reform such provision to the extent necessary for the provision to be enforceable under applicable law.

     5.6  Governing Law.
          -------------

     This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware applicable to contracts executed in and to be performed in that state.

     5.7  Counterparts.
          ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.8  Headings.
          --------

     The titles and subtitles used in this Agreement are used for convenience only and shall not be considered in construing or interpreting this Agreement.

     5.9  Arbitration.
          -----------

     Any controversy, claim or dispute arising out of or relating to this Agreement among the parties to this Agreement or their successors, assignees, affiliates or agents shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The arbitration shall be conducted by one arbitrator either mutually agreed upon by WatchGuard and the Stockholder Representative or chosen in accordance with the AAA Rules, except that the parties shall have any right to discovery as would be permitted by the Federal Rules of Civil Procedure for a period of 90 days following the commencement of the arbitration and the arbitrator shall resolve any dispute that arises in connection with such discovery. The parties agree to abide by all decisions and awards rendered in such proceedings, and decisions and awards rendered by the arbitrator shall be final and conclusive and may be entered in any court having jurisdiction as a basis of judgment and of the issuance of execution for its collection. All such contr oversies, claims or disputes shall be resolved by arbitration in lieu of any action at law or equity; provided,
                                                                   --------
however, that nothing in this Section 5.9 shall be construed as precluding
-------
WatchGuard or the Stockholders from bringing an action for injunctive relief or other equitable relief. The prevailing party shall be entitled to costs, expenses and reasonable attorneys' fees, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The parties shall keep confidential the existence of the claim, controversy or disputes from third parties (other than arbitrator(s)), and the determination of the arbitration, unless otherwise required by law.

     5.10  Entire Agreement.
           ----------------

     This Agreement, together with the attached exhibits, contains the entire agreement and understanding among the parties to this Agreement and supersedes any prior or contemporaneous written or oral agreements among the parties with respect to the subject matter of this Agreement.

     5.11  Rule 144 Reporting.
           ------------------

     With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, WatchGuard agrees at all times to:

           (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

           (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of WatchGuard under the Securities Act and the Exchange Act; and

           (c) furnish to each Holder upon request a written statement by WatchGuard as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and Exchange Act, a copy of the most recent annual or quarterly report of WatchGuard, and such other reports and documents so filed by WatchGuard as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such holder to sell any Registrable Securities without registration.

                           [signature page follows]

     IN WITNESS WHEREOF, The parties have executed this Registration Rights Agreement as of the date first above written.

WatchGuard TECHNOLOGIES, INC.

/s/ Steven N. Moore
------------------------------
By: Steven N. Moore
   ---------------------------
Its: Executive Vice President,
     Finance, CFO, Secretary
     and Treasurer
    --------------------------

Address: 505 Fifth Avenue South, Suite 200
Seattle, WA 98105

Fax:  (206) 521-3075


Qiave STOCKHOLDERS:

/s/ John I Danahy                           /s/ Timothy E. Donnelly
--------------------------------            -------------------------------
John J. Danahy                              Timothy Donnelly

Address: 60 Indian Ln.                      Address:
        ------------------------                    -----------------------
         Canton, MA 02021
--------------------------------            -------------------------------

--------------------------------            -------------------------------

Fax: 781-821-2340                           Fax:
    ----------------------------                ---------------------------



/s/ Ryan Berg                               /s/ Larry Rose
--------------------------------            -------------------------------
Ryan Berg                                   Larry Rose

Address:                                    Address:
        ------------------------                    -----------------------

--------------------------------            -------------------------------

--------------------------------            -------------------------------

Fax:                                        Fax:
    ----------------------------                ---------------------------



/s/ Paul A. Danahy                          /s/ Thomas E. Donnelly
--------------------------------            -------------------------------
Paul Danahy                                 Thomas E. Donnelly

Address: 183 Indian Lane                    Address: 231 E. Genese St.
        ------------------------                    -----------------------
         Canton, MA 02021                            Auburn, NY 13021
--------------------------------            -------------------------------

--------------------------------            -------------------------------

Fax:                                        Fax:
    ----------------------------                ---------------------------

/s/ Joseph Caruso                           /s/ David B. Wood
-------------------------------             -------------------------------
Joseph J. Caruso                            David B. Wood

Address:   50 Bay Colony Drive              Address:  64 Winne Rd.
        -----------------------                     -----------------------
           Westwood, MA  02090                        Delmar, NY  12054
-------------------------------             -------------------------------

-------------------------------             -------------------------------

Fax:       781-329-2238                     Fax:      518-445-0437
    ---------------------------                 ---------------------------


/s/ Michael J. Duffy                         /s/ Peter A. Morgan
-------------------------------             -------------------------------
Michael J. Duffy                            Peter A. Morgan

Address:   34 Elderberry Ln                 Address:  Box 812
        -----------------------                     -----------------------
           Duxbury, MA  02332                         121 Lewis Pond Road
-------------------------------             -------------------------------
                                                      Cotiut, MA  02635
-------------------------------             -------------------------------
Fax:                                        Fax:      508-428-5981
    ---------------------------                 ---------------------------


/s/ Christopher Zannetos                    /s/ Gene T. Barton
-------------------------------             -------------------------------
Christopher Zannetos                        Gene T. Barton, Jr.

           6 Monroe Rd.                               54 Claypit Hill Rd.
Address:-----------------------             Address:-----------------------
           Wellesley, MA  02481                       Wayland, MA  01778
-------------------------------             -------------------------------

-------------------------------             -------------------------------

Fax:                                        Fax:      617-248-4060
    ---------------------------                 ---------------------------


/s/ Richard D. Irving
-------------------------------
Richard D. Irving


Address:   603 Wellman Ave.
        -----------------------
           N. Chelmsford, MA
-------------------------------

-------------------------------

Fax:       603-598-9978
    ---------------------------

DANAHY REVOCABLE FAMILY                      DANAHY FAMILY TRUST
TRUST
                                             /s/ Sandra J. Danahy
/s/ John J. Danahy                           -----------------------------
-------------------------------              By: Sandra J. Danahy
By:  John J. Danahy                             --------------------------
   ----------------------------              Its: Trustee
Its:  Trustee                                    -------------------------
    ---------------------------

Address: 60 Indian Lane                      100XVENTURES.COM, INC.
        -----------------------
         Canton, MA 02021
-------------------------------              /s/ Ken Lang
                                             -----------------------------
-------------------------------              By: Ken Lang
                                                --------------------------
-------------------------------              Its: CEO
                                                 -------------------------
Fax: 781-821-2340
    ---------------------------              Address:
                                                     ---------------------
MASSACHUSETTS TECHNOLOGY
DEVELOPMENT CORPORATION                      -----------------------------

/s/ Robert J. Crowley                        -----------------------------
-------------------------------
By: Robert J. Crowley                        -----------------------------
   ----------------------------
Its: Executive Vice President                Fax:-------------------------
    ---------------------------

Address: 148 State Street                    JMI EQUITY FUND IV, L.P.
        -----------------------
         Boston, MA 02109
-------------------------------              /s/ [signature illegible]
                                             -----------------------------
-------------------------------              By: JMI Associates IV, L.L.C.
                                                --------------------------
-------------------------------              Its: General Partner
                                                 -------------------------
Fax: (617) 723-5983
    ---------------------------              Address:
                                                     ---------------------

JMI EQUITY FUND IV (AI), L.P.                -----------------------------

/s/ [signature illegible]                    -----------------------------
-------------------------------
By: JMI Associates IV, L.L.C.                -----------------------------
   ----------------------------
Its: General Partner                         Fax:
    ---------------------------                  -------------------------


Address:                                     JMI EURO EQUITY FUND IV, L.P.
        -----------------------
                                             /s/ [signature illegible]
-------------------------------              -----------------------------
                                             By: JMI Associates, L.L.C.
-------------------------------                 --------------------------
                                             Its: General Partner
-------------------------------                  -------------------------
Fax:
    ---------------------------
                                             Address:
                                                     ---------------------
BERG FAMILY TRUST
                                             -----------------------------
/s/ Keri A. Berg
-------------------------------              -----------------------------
By: Keri A. Berg
   ----------------------------              -----------------------------
Its: Trustee                                 Fax:
    ---------------------------                  -------------------------
Address:
        -----------------------
                                             ROSE FAMILY TRUST
-------------------------------
                                             /s/ Christine E. Rose
-------------------------------              -----------------------------
Fax:                                         By: Christine E. Rose
    ---------------------------                 --------------------------
                                             Its: Trustee
                                                 -------------------------
                                             Address:
                                                     ---------------------

                                             -----------------------------

                                             -----------------------------
                                             Fax:
                                                 -------------------------

                                             COMMONWEALTH CAPITAL
JMI EQUITY SIDE FUND IV, L.P.                VENTURES II, L.P.


/s/ [signature illegible]                    /s/ [Signature illegible]
-------------------------------              -----------------------------
By: JMI Side Associates, L.L.C.              By: [illegible]
   ----------------------------                 --------------------------
Its: General Partner                         Its: general partner
    ---------------------------                  -------------------------

Address:                                     Address:
        -----------------------                      ---------------------

-------------------------------              -----------------------------

-------------------------------              -----------------------------

-------------------------------              -----------------------------

Fax:                                         Fax:
    ---------------------------                  -------------------------


                                             /s/ Justin Perreault
CCV II ASSOCIATES, L.P.                      -----------------------------
                                             Justin Perreault

/s/ [signature illegible]                    Address: 2 Forest Hill Road
-------------------------------                       --------------------
By: [Illegible]                                       Wayland, MA 01778
    ---------------------------              -----------------------------
Its: general partner                         Fax: 508-358-8061
    ---------------------------                   ------------------------


                                             -----------------------------
                                             Peter Malone

Address:                                     Address:
        -----------------------                      ---------------------

-------------------------------              -----------------------------

-------------------------------              -----------------------------

-------------------------------

Fax:
    ---------------------------

                                                                       Exhibit A

                              QIAVE STOCKHOLDERS
                              ------------------

                                                                        No. of Shares of
                                                                           WatchGuard
                                Name                                      Common Stock
---------------------------------------------------------------------   ----------------
Gene Barton..........................................................              6,318
Berg Family Trust....................................................             15,164
Ryan Berg............................................................             92,154
Joseph Caruso........................................................             26,501
CCV II Associates, LP................................................              7,144
Commonwealth Capital Ventures II, L.P................................            144,497
Danahy Family Trust..................................................             27,079
John Danahy..........................................................            172,582
Danahy Revocable Trust...............................................             48,020
Paul Danahy..........................................................             12,637
Timothy Donnelly.....................................................            102,326
Thomas Donnelly......................................................              5,055
Michael Duffy........................................................              6,318
Richard Irving.......................................................             12,637
JMI Equity Fund (AI), L.P............................................             23,200
JMI Equity Fund IV, L.P..............................................            292,966
JMI Equity Side Fund, L.P............................................              7,298
JMI Euro Equity Fund IV, L.P.........................................             93,549
Massachusetts Technology Development Corporation.....................             50,547
Peter Morgan.........................................................              7,130
100x Ventures.com, Inc...............................................             31,945
Justin Perreault.....................................................              5,416
Rose Family Trust....................................................             18,359
Larry Rose...........................................................             71,488
David Wood...........................................................              6,349
Christopher Zannetus.................................................              6,318
----------------------------------------------------------------------------------------
   Total                                                                       1,292,997